UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE MEETING TO BE HELD ON THURSDAY, MAY 29, 2014

DATED April 30, 2014

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 1:00 p.m. (Toronto time) on Thursday, May 29, 2014 at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, for the following purposes:

1)	To receive and consider the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2013 together with the report of the auditors thereon;

2)	To elect five directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed;

3)
To appoint BDO USA LLP as the auditors of the Corporation for the fiscal year ending December 31, 2014 and to authorize the board of directors of the Corporation (the “Board”) to set the auditors’ remuneration;

4)
To consider, and if thought advisable, approve, ratify and confirm the adoption of the 2014 Employee Share Purchase Plan by the Board, as more fully described in the accompanying management information circular and proxy statement;

5)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay); and

6)	To transact such other business as may properly come before the Meeting, and any postponements or adjournments thereof.
The accompanying management information circular and proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on April 29, 2014 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, before 1:00 p.m. (Toronto time) on May 27, 2014, or if the meeting is adjourned or postponed, no later than 5:00 p.m. (Toronto time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
By Order of the Board
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman
of the Board
Toronto, Ontario
April 30, 2014
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2014
The Notice of Annual and Special Meeting of Shareholders, Management Information Circular and Proxy Statement and Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS
Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual and special meeting, which convenes at 1:00 p.m. (Toronto time) on Thursday, May 29, 2014, at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4. At the meeting, you will be asked to receive and consider the consolidated financial statements, elect five directors, approve the appointment of BDO USA LLP as our independent registered public accounting firm, approve the adoption of the 2014 Employee Share Purchase Plan, and to consider the approval of the compensation of the named executive officers on a non-binding and advisory basis.
The accompanying management information circular and proxy statement provides you with detailed information about the 2014 Employee Share Purchase Plan. We encourage you to read the entire management information circular and proxy statement carefully. Our board of directors has determined that the adoption of the 2014 Employee Share Purchase Plan are in the best interests of our shareholders and recommends that you vote “FOR” their approval.
Whether or not you plan to attend the meeting, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you have Internet access, we encourage you to record your vote via the Internet. If you attend the annual and special meeting and vote in person, your vote in person will revoke any proxy previously submitted.
I appreciate your participation, and I look forward to seeing you on May 29, 2014 in Toronto.
Sincerely,
“Larry G. Swets, Jr.”
Larry G. Swets, Jr.
President and Chief Executive Officer

GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This management information circular and proxy statement (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Kingsway Financial Services Inc. (the “Corporation," "Kingsway," "us," or "we") for use at the annual and special meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Thursday, May 29, 2014 at 1:00 p.m. (Toronto time) at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). The form of proxy and this Circular are being sent to shareholders on or about May 5, 2014.
The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. The Corporation has also retained Kingsdale Shareholder Services Inc. (“Kingsdale”) in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing of this Circular and proxy material to shareholders, will be borne by the Corporation.
All of the dollar amounts in this Circular are expressed in U.S. dollars, except where otherwise indicated. References to "dollars" or "$" are to U.S. dollars, and any references to "CAD$" are to Canadian dollars.
QUORUM
A quorum is required in order for the Meeting to be properly constituted. Two (2) or more shareholders personally present and representing, either in their own right or by proxy, not less than twenty-five percent (25%) of the issued shares of the Corporation shall constitute a quorum of the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The authorized capital of the Corporation consists of an unlimited number of common shares (the “Shares” or “Common Shares”) and an unlimited number of Class A Preferred Shares issuable in series. As of the close of business on April 29, 2014, the record date for the Meeting (the “Record Date”), there were 18,402,106 Common Shares outstanding of which 1,972,345 Common Shares are currently restricted from voting pursuant to the Corporation's 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the "2013 Equity Incentive Plan"). Therefore, there are 16,429,761 Common Shares entitled to vote at the Meeting. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”) under the symbol “KFS.” As of the close of business on April 29, 2014, there were 262,876 class A convertible preferred shares, series 1 (the “Preferred Shares”) issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares at a conversion price of $4.00 per Common Shares at the option of the holder at any time prior to April 1, 2021. The currently outstanding Preferred Shares are not entitled to vote at the Meeting.
The following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of April 29, 2014, by: (i) each shareholder known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares, which includes any person or company who, to the knowledge of the Corporation’s directors and executive officers, beneficially owns or controls or directs, directly or indirectly, 5% or more of the Corporation’s outstanding Common Shares; (ii) each director and director nominee of the Corporation; (iii) the Chief Executive Officer and each additional executive officer named in the 2013 summary compensation table under the heading “Executive Compensation” in this Circular; and (iv) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, 6th Floor, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares	Percent of Common Shares Outstanding(1)
Gregory P. Hannon	1,572,393 (2)	9.5%
Terence M. Kavanagh	1,573,143 (2)	9.5%
Oakmont Capital(3)	1,538,393	9.3%
Joseph Stilwell (4)	3,253,158	19.7%
Larry G. Swets, Jr.	876,652(5)	5.2%
Gary Schaevitz	491,758(6)	3.0%
William A. Hickey, Jr.	125,500(7)	*
Leonia Rodrigues	—	*
Long Meadow Holdings, L.P.	979,450(8)	5.3%
All Directors and Executive Officers as a Group (7 persons)	6,354,211	36.6%

* Indicates less than 2%.

(1)
Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding and entitled to vote of 16,429,761 shares of the Corporation as of April 29, 2014, plus the number of Common Shares that may be issued upon the exercise of outstanding options presently exercisable or exercisable within 60 days or the conversion of the Preferred Shares of the Corporation by the named security holder.

(2)
Includes 13,143 Preferred Shares that are currently convertible into 82,143 Common Shares of the Corporation that are held by Oakmont Capital Inc., an Ontario corporation (“Oakmont”). According to a Schedule 13D/A filed with the SEC on December 14, 2012 jointly on behalf of Oakmont, E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh, each of EJK and 1272562 owns 50% of the outstanding voting stock of Oakmont. As such, Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,456,250 shares owned directly by Oakmont. EJK directly owns 6,000 common shares of the Corporation, and Mr. Kavanagh has shared voting power and shared dispositive power with respect to these shares by virtue of his ownership of all of the outstanding voting stock of EJK. 1272562 directly owns 3,000 common shares of the Corporation, and Mr. Hannon has shared voting and shared dispositive power with respect to these shares by virtue of his ownership of all of the outstanding voting stock of 1272562. Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 common shares of the Corporation owned through a self-directed Retirement Savings Plan, 1,750 shares owned directly and 125 shares owned directly by a trust for his nephew (of which Mr. Kavanagh is the sole trustee). Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares of the Corporation owned directly by him or through a self-directed Retirement Savings Plan and 4,500 shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to 4,000 common shares of the Corporation owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust). Mr. Hannon may also be deemed the beneficial owner of 13,750 common shares of the Corporation owned directly by Mr. Hannon’s spouse (which shares are not included in the table above).

(3)	Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,456,250 shares owned directly by Oakmont.

(4)
Includes 13,143 Preferred Shares that are currently convertible into 82,143 Common Shares of the Corporation. According to a Schedule 13D/A filed with the SEC on February 12, 2014 on behalf of Stilwell Value Partners III, L.P., a Delaware limited partnership (“Stilwell Value Partners III”); Stilwell Value Partners IV, L.P., a Delaware limited partnership (“Stilwell Value Partners IV”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”); and Joseph Stilwell, a U.S. citizen, Stilwell Value Partners III, Stilwell Value Partners IV, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Associates (the “Investment Partnerships”) are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the managing member and owner of more than 99% of the equity in Stilwell Value LLC. The Investment Partnerships, Stilwell Value LLC and Mr. Stilwell have shared voting and shared dispositive power over all of the shares reported above. The business address of this stockholder is 111 Broadway, 12th Floor, New York, NY 10006.

(5)	Mr. Swets owns 476,652 Common Shares directly. Also includes 400,000 options that are currently exercisable.

(6)
Mr. Schaevitz owns 40,000 Preferred Shares directly that are currently convertible into 250,000 Common Shares of the Corporation, 132,600 Common Shares directly, and 109,158 Common Shares indirectly via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the shares held by the trust.

(7)	Mr. Hickey owns 25,500 Common Shares directly. Also includes 100,000 options that are currently exercisable.

(8)
According to a Schedule 13G/A filed with the SEC on January 23, 2014 on behalf of Long Meadow Holdings, L.P., a Delaware limited partnership (“LMH”), Long Meadow Investors, LLC, a Delaware limited liability company (“LMI”), Michael J. Moss, a U.S. citizen, and Jonathan W. Old, III, a U.S. citizen, LMH holds 979,450 common shares of the Corporation. LMI is the general partner of LMH, and Messrs. Moss and Old are managing members of LMI. LMH, LMI and Messrs. Moss and Old may be deemed the beneficial owners of the shares held by LMH by virtue of the fact that they have the shared power to vote and dispose of such shares. In addition, Mr. Moss personally holds an additional 23,920 common shares of the Corporation, over which he holds sole voting and dispositive power. Therefore, Mr. Moss may be deemed the beneficial owner of an aggregate of 1,003,370 common shares of the Corporation. The business address of this stockholder is 1200 High Ridge Road, Stamford, CT 06905.

Q&A ON PROXY VOTING
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; (iii) the approval of the 2014 Employee Share Purchase Plan; and (iv) the approval of an advisory non-binding resolution approving the 2013 compensation of the named executive officers, as disclosed in this Circular.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the currently outstanding Preferred Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:    Who can I call with questions?

A:
If you have questions about the information contained in this Circular or require assistance in completing your form of proxy, please call Kingsdale Shareholder Services Inc., the Corporation’s proxy solicitation agent, toll-free at 1-866-851-4179. Further contact details for Kingsdale Shareholder Services are located on the back cover of this Circular.

Q:    How do I vote?
A:    If you are a registered shareholder there are a number of ways you can vote your Shares:

•	In Person: You may vote in person at the Meeting.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting.

•	By Telephone: You may vote your Shares by telephone. Shareholders located in Canada or in the United States may vote by telephone by following the instructions on the form of proxy.

•	By Internet: You may vote over the Internet by following the instructions on the form of proxy.
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 1:00 p.m. (Toronto Time), on May 27, 2014.
Q:    What if I plan to attend the Meeting and vote in person?

A:
If you are a registered shareholder and plan to attend the Meeting on May 29, 2014 and wish to vote your Shares in person at the Meeting, do not complete or return the form of proxy. When you arrive to vote in person at the Meeting, please register with the transfer agent, Computershare Investor Services Inc. (“Computershare”) and your vote will be counted in person. If your Shares are held in the name of a nominee and you wish to attend the Meeting, refer to the answer to the question “If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?” for voting instructions.

Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board of the Corporation and the associated costs will be borne by the Corporation. The Corporation has also retained Kingsdale in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. The solicitation will be made primarily by mail, but may also be made in writing or in person by the employees of the Corporation or Kingsdale.

Q:    What happens if I sign the form of proxy enclosed with this Circular?

A:
Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or failing him, Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation, respectively, or to another person you have appointed, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
Yes. Write the name of this person, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your Shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of Computershare Investor Services Inc.

Q:    What do I do with my completed proxy?

A:
Return it to the Corporation’s transfer agent, Computershare Investor Services Inc., in the envelope provided or at Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares, or you can let your proxyholder decide for you. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder can vote your Shares as he or she sees fit in accordance with their best judgment.
In the absence of such directions, however, the management nominees will vote your Shares in favor of: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; (iii) the approval of the 2014 Employee Share Purchase Plan; and (iv) the approval of an advisory non-binding resolution approving the 2013 compensation of the named executive officers, as disclosed in this Circular.
Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Chief Financial Officer at the following address: 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. The statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, signed under its corporate seal or by a duly authorized officer or attorney of the corporation;

(ii)	If you sent a form of proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received according to the deadline below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so and following the instructions on the form of proxy; or

(iv)	Appear in person at the Meeting, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the meeting, or to the Chairman of the Board on the day of the Meeting, Thursday, May 29, 2014, or any adjournment or postponement of the Meeting, prior to the time of the meeting.
Q:    What if amendments are made to these matters or if other matters are brought before the Meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment or postponement thereof, whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine, and whether or not the amendment, variation or other matter that comes before the meeting is contested.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.
Q:    How many Shares are entitled to vote?

A:
As of the Record Date, there were 16,429,761 Common Shares entitled to vote at the Meeting. Each registered shareholder has one (1) vote for each Common Share held at the close of business on the Record Date.

Q:    How will the votes be counted?

A:
Each proposal brought before the Meeting requires a majority of votes cast on each proposal for approval. In the case of equal votes, the Chairman of the Meeting is not entitled to a second or casting vote. Abstentions from voting and broker non-votes will not be counted and will have no effect on the approval of matters to be considered at the Meeting. No holders of any Shares of the Corporation are entitled to cumulative voting rights. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Q:    Who counts the votes?
A:    The Corporation’s transfer agent, Computershare Investor Services Inc., counts and tabulates the proxies.
Q:    If I need to contact the transfer agent, how do I reach them?
A:    You can contact the transfer agent as follows:

by mail:	by telephone or email:
Computershare Investor Services Inc. Proxy Department 100 University Avenue, 9th Floor Toronto, Ontario, M5J 2Y1	within Canada and the United States at 1-800-564-6253 all other countries at (416) 981-9633 or by email: service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. By doing so, you are instructing your nominee to appoint you as proxyholder. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, Computershare Investor Services Inc., upon arrival at the Meeting.

In any event, shareholders must explicitly follow any instructions provided by their nominee.
Q:    Is the vote on the say-on-pay proposal binding on the Board?

A:
No. Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:    How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the record date for the 2014 Meeting, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. You may also access the exhibits described in the Form 10-K through our website at www.kingsway-financial.com or through the SEC website at www.sec.gov.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees.

Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

PARTICULARS OF MATTERS TO BE ACTED UPON
FINANCIAL STATEMENTS
Shareholders will consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2013 together with the auditors’ report thereon. These documents are available on the Corporation’s website at www.kingsway-financial.com and on SEDAR at www.sedar.com, and are also included in the Corporation's Form 10-K for the year ended December 31, 2013 which is found on the EDGAR website at www.sec.gov.
ELECTION OF DIRECTORS
Our Articles provide that the Board shall consist of not fewer than one (1) and not more than ten (10) directors. The Board has determined that the number of directors constituting the Board currently be set at five.
All five nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Ontario) (“OBCA”) and the by-laws of the Corporation. In order to be elected, a director nominee must receive a majority of votes cast.
We have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes in favor of their election in an uncontested election will be required to immediately submit their resignation to the Audit Committee. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting.
Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.
Information set out below is as of April 29, 2014, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2013 is set out in the section entitled “Executive Compensation - Director Compensation Table” of this Circular.

BOARD OF DIRECTORS

Gregory P. Hannon Age: 59 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(1)
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Audit Committee Corporate Governance and Nominating Committee	23/25 5/5 1/1	92% 100% 100%	None
Shareholdings:
	Common Shares(3)(5)			Value of Common Shares(4)
	1,490,250			$8,971,305
Options(6):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Terence M. Kavanagh Age: 59 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(1)
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. He holds a Bachelor of Law degree from Western University, and an M.B.A. from the Tuck School of Business at Dartmouth College. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Compensation Committee Audit Committee (as of September 16, 2013) Investment and Capital Committee Plan Committee	24/25 2/2 1/1 2/2 1/1	96% 100% 100% 100% 100%	None
Shareholdings:
	Common Shares(3)(5)			Value of Common Shares(4)
	1,491,000			$8,975,820
Options(6):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Gary R. Schaevitz Age: 70 Residence: New York, United States of America Director Since: February 21, 2014 Independent(1)
Gary R. Schaevitz, has been employed by Oppenheimer and Co. since 2007 as a Senior Vice President, Investments. Mr. Schaevitz received a Bachelor of Science degree from Michigan State University in 1965. Mr. Schaevitz’ background in the financial markets, including asset management, adds short- and long-term planning and development insight to the Board.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board		None
Shareholdings:
	Common Shares(5)(7)			Value of Common Shares(4)
	241,758			$1,455,383
Options(6):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Joseph Stilwell Age: 52 Residence: New York, United States of America Director Since: April 23, 2009 Independent(1)
Joseph Stilwell has acted as a private investment manager overseeing the Stilwell Group of funds since 1993. He has been a director of the Corporation since April 23, 2009. He was a director of American Physicians Capital, Inc., a Michigan based insurance carrier, from 2004 until October 2010, and he sat on the board of directors of SCPIE Holdings Inc., a California based insurance carrier, in 2007. Mr. Stilwell is a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics. Mr. Stilwell brings substantial experience in investment research and analysis and equity transactions to the Board.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Audit Committee Compensation Committee Investment and Capital Committee Plan Committee	25/25 5/5 2/2 2/2 1/1	100% 100% 100% 100% 100%	None
Shareholdings:
	Common Shares(5)(8)			Value of Common Shares(4)
	3,171,015			$19,089,510
Options(6):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Larry G. Swets, Jr. Age: 39 Residence: Illinois, United States of America Director Since: September 16, 2013 Not independent
Before joining KFSI in January 2010, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry. Prior to his work at Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. Mr. Swets graduated from Valparaiso University and earned a Master’s degree in Finance from DePaul University; he also holds the Chartered Financial Analyst designation.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board (as of September 16, 2013)	14/14	100%	Director, Atlas Financial Holdings, Inc. since December 31, 2010
	Shareholdings:
	Common Shares(5)			Value of Common Shares(4)
	476,652			$2,869,445
	Options(6):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	3-28-2014	3-27-2018	400,000	$4.50	400,000
	TOTALS:	--	400,000	--	400,000	--

Notes:

(1)
“Independent” refers to the standards of independence established under Sections 1.4 and 1.5 of the Canadian Securities’ Administrators National-Instrument 52-110, and section 301 of the Sarbanes-Oxley Act of 2002 and the criteria for independence established by the NYSE and SEC.

(2)	Except for Mr. Schaevitz, who was not yet a member of the Board, all of the directors attended the 2013 annual meeting of shareholders.

(3)	This aggregate number includes Common Shares beneficially owned, controlled or directed. 1,456,250 Common Shares of the Corporation are held jointly by Mr. Hannon and Mr. Kavanagh.

(4)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE as of April 29, 2013: $6.02.

(5)	The number of Common Shares does not include Preferred Shares convertible into Common Shares of the Company, or Restricted Common Shares.

(6)	Upon the recommendation of the Compensation Committee, the Board did not award stock options to the directors of the Corporation in 2012 or 2013.

(7)	Mr. Schaevitz owns 132,600 Common Shares directly and 109,158 Common Shares indirectly via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the shares held by the trust.

(8)
This number reflects 156,250 Common Shares owned directly and 170,995 owned through Stilwell Activist Fund LP, 971,215 owned through Stilwell Activist Investments LP, 752,555 owned through Stilwell Associates LP, 60,000 owned through Stilwell Value Partners III LP and 1,060,000 owned through Stilwell Value Partners IV LP.

Board Changes in 2013
On September 13, 2013, our former Chairman and Director Spencer L. Schneider provided the Board with notice of his resignation from the Board, including from his role as Chairman, effective September 16, 2013. As a result, Terence M. Kavanagh was appointed as Chairman of the Board of Directors on September 16, 2013 and Larry G. Swets, Jr. was appointed as a director on that date. Prior to that date, Mr. Schneider was deemed an independent director by our Board and was a member of our Audit Committee and Corporate Governance and Nominating Committee.

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name (Age)	Executive Officer Since	Current Position	Previous Business Experience
William A. Hickey, Jr. (55)	August 30, 2010	EVP, CFO and COO
Mr. Hickey has served as Executive Vice President and Chief Operating Officer of the Corporation since August 2010, and as CFO since April 2011. Before joining the Corporation, Mr. Hickey was a Managing Director at the Chicago office of Macquarie Capital from 2009 to 2010. Mr. Hickey earned a Bachelor of Business Administration degree in accountancy from the University of Notre Dame and a Master of Management degree in finance and management policy from the J.L. Kellogg Graduate School of Management at Northwestern University.

CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS
Except as disclosed below, to the knowledge of management, no nominee for election as a director of the Corporation is, or has been within ten years before the date of this Circular:

1)
a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company (including the Corporation) that (i) was subject to an order that was issued while the nominee was acting in the capacity as director, CEO or CFO or (ii) was subject to an order that was issued after the nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO;

2)
a director or executive officer of any company (including the Corporation) that, while such nominee was acting in that capacity, or within one (1) year of such nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such nominee.

For the purposes of the foregoing, the term “order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
Mr. Hannon is a director of Delhi Solac Inc. (“Delhi”). On December 20, 2013, Delhi filed a Notice of Intention to make a proposal (the “Proposal”) under the Bankruptcy and Insolvency Act. As of April 25, 2014, Delhi has not filed the Proposal.
To the knowledge of management, no nominee for election as a director of the Corporation has been subject to:

1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

2)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

APPOINTMENT OF AUDITORS
The Board recommends approval of the appointment of BDO USA LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. BDO USA was appointed auditor of the Corporation on September 23, 2010, and has provided services in connection with the audit of our financial statements for the years ended December 31, 2011, December 31, 2012 and December 31, 2013; as well as assistance with our Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting. Representatives of BDO USA LLP are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.
AUDIT FEES
The aggregate fees billed by BDO USA for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation’s quarterly financial statements, as well as work performed in connection with registration statements filed by the Corporation and its subsidiaries in 2013 were $684,685 in fiscal year 2013 and $760,567 in fiscal year 2012.

AUDIT-RELATED FEES
The aggregate audit-related fees, including expenses reimbursed, billed by BDO USA were zero in fiscal years 2013 and 2012.
TAX FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal years 2013 and 2012.
ALL OTHER FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan in 2013 were $14,360 in fiscal year 2013 and $14,175 in fiscal year 2012.

The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. In 2004, the Audit Committee considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In 2012 and 2013, all audit and non-audit services were pre-approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the appointment of BDO USA as auditors of the Corporation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the appointment of BDO USA as auditors of the Corporation.
APPROVAL OF THE 2014 EMPLOYEE SHARE PURCHASE PLAN
At the Meeting, our shareholders will be asked to approve the 2014 Employee Share Purchase Plan (the “Plan”) at Kingsway America Inc. (“KAI”), a subsidiary of the Corporation. The Plan was initially approved by the Board on January 9, 2014, and on April 28, 2014, the Board approved the amendment and restatement of the Plan effective as of May 29, 2014, subject to shareholder approval. Shareholder approval of the Plan is required to implement a Plan amendment that would provide for purchases of shares under the Plan to be funded in part with contributions by KAI.
The purposes of the Plan are to:

1)	enable eligible employees of KAI to acquire common shares in a convenient and systematic manner, so as to encourage continued employee interest in the operation, growth and development of KAI;

2)	provide an additional investment opportunity to employees; and

3)	align the interests of such employees with those of the Corporation’s shareholders.
PLAN HIGHLIGHTS
Some of the key features of the Plan include:

•	Each Plan participant may elect to contribute up to five percent (5%) of the participant’s salary per payroll period to the Plan.

•
Commencing the completion of twelve (12) months of a participant’s employment with KAI, KAI shall make a contribution on behalf of each participant which shall be equal to one hundred percent (100%) of the participant’s contribution.

•
Contributions from the participant and KAI shall be paid in full on behalf of the participant to purchase such number of common shares of the Corporation as are required to give effect to the terms of the Plan.

•	Common shares shall be purchased on the open market on behalf of the participants.

•	No participant shall have any interest or voting right with respect to the shares available under the Plan until such shares have been purchased and are transferred to such participant.
DESCRIPTION OF THE PLAN
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Schedule “B” to this Circular and incorporated herein by reference.
ADMINISTRATION
The Plan shall be administered by the Administrator and KAI in accordance with its provisions. All costs and expenses of administering the Plan, except as otherwise set out in the Plan, will be paid by KAI. Commissions, if any, on the purchase of Shares shall be paid by KAI. All brokerage fees and other expenses related to the sale of a Participant’s Shares shall be charged to the Plan participant. The Administrator and KAI may, from time to time, establish administrative rules and regulations relating to the operation of the Plan as they may deem necessary to further the purpose of the Plan and amend or repeal such rules and regulations. KAI, in its discretion, may appoint a committee for the purpose of interpreting, administering, and implementing the Plan. KAI may also delegate to any director, officer or employee of KAI any of its administrative duties and powers as it may see fit.
AVAILABLE SHARES
The maximum number of shares that shall be made available for sale under the Plan shall be 1,600,000 shares, subject to adjustment upon an equity restructuring as provided under the Plan. If on a given purchase date the number of shares eligible to be purchased exceeds the number of shares then available under the Plan, KAI shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
ELIGIBLE EMPLOYEES
An Employee shall be eligible for participation in the Plan on the first day of the month following such Employee’s first 30 days of employment with KAI and includes an Employee who is an employee of a corporation which has become a subsidiary of KAI, provided that such Employee has been employed by such subsidiary for not less than 30 days.
To become a participant, an eligible employee must complete and sign an application in the form prescribed by KAI from time to time and file it with the Human Resources department, or such officer or employee of KAI designated by KAI from time to time, and authorize KAI in writing to deduct the contribution from the participant’s adjusted salary. Upon receipt of such application by the company, such employee shall become a participant under the Plan.
EFFECTIVE DATE, TERMINATION AND AMENDMENT
If approved by our shareholders at the Meeting, the Plan, as amended and restated, will become effective as of May 29, 2014 and shall continue in effect until terminated pursuant to the terms of the Plan. KAI reserves the right at any time to terminate the Plan. KAI may amend or suspend, in whole or in part, the Plan, including such amendments to the Plan as may be necessary or desirable, in the opinion of KAI, to comply with the rules or regulations of any governmental authority or stock exchange that apply to the Plan, provided, however, that, any approvals required under any applicable law or the applicable rules of any stock exchange on which shares are listed are obtained; and no such amendment or suspension, unless required by law, shall be made at any time which has the effect of adversely affecting the existing rights of a participant in respect of contributions which have been made, or shares which have been acquired under the Plan, prior to the date of such amendment or suspension.
RESOLUTION
The following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED that:

1)	The Plan as disclosed in this Circular be and is hereby approved;

2)	The maximum number of shares that shall be made available for sale under the Plan in the amount of 1,600,000 shares be and is hereby approved;

3)
Any director or officer of the Corporation be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determined to be necessary in order to give full effect to the intent and purpose of this resolution.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the Plan. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the New Plan.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Corporation is providing shareholders with a non-binding advisory vote to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. Section 14A of the Exchange Act was amended in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act.
At the 2012 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis, in accordance with the recommendations of the Board. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next frequency vote is held.
RESOLUTION
The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation's named executive officers, as described in “Executive Compensation” below. In addition, shareholders may abstain from voting, if they so choose. Accordingly, the following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED, that the compensation paid to the Corporation’s named executive officers, including the compensation tables and narrative discussion as contained in the Corporation’s Management Information Circular and Proxy Statement dated April 30, 2014, be and is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board. However, the Board and the Compensation Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2013 compensation of the named executive officers, as disclosed in this Circular. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2013 compensation of the named executive officers. The next advisory vote on the approval of the compensation of our named executive officers will occur at the 2015 annual meeting.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 - Effective Corporate Governance (“NP 58-201”), which provides guidance on corporate governance practices. In the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the NYSE listing standards and corporate governance requirements (the “NYSE Provisions”) require similar disclosure.
Except for Mr. Swets, the current and proposed directors are independent as determined in accordance under Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of SOX and the criteria for independence established by the NYSE.
During 2013, the Board met 25 times, including in-person and telephonic meetings. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he served. The directors often communicate informally to discuss our affairs and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with our Articles, bylaws and applicable law.
The Corporation has adopted a Statement of Corporate Governance Practices which complies with NI 58-101 and with NYSE Provisions. The Statement of Corporate Governance Practices was amended in April 2010. The Statement of Corporate Governance Practices can be found on the Corporation’s website at www.kingsway-financial.com/governance and is also attached as Schedule “A” to this Circular.
The Corporation has also adopted a written code of ethics applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel which is posted on the Corporation’s website at www.kingsway-financial.com/governance. Any future amendments to the Corporation’s code of ethics for Senior Financial Personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person without charge copy of the code of ethics, upon written request to the Corporation, Attention: Legal Department, 150 Pierce Road, 6th Floor, Itasca, Illinois 60143.
The board has five (5) standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Plan Committee and the Investment and Capital Committee.
The following are reports of Board committees which summarise the mandates and activities of each committee.
BOARD COMMITTEES
THE AUDIT COMMITTEE
The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Exchange Act and NI 52-110. The Audit Committee selects and engages the Corporation’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Corporation’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration.
The Audit Committee consists of three members: Gregory P. Hannon (Chairman), Terence M. Kavanagh and Joseph Stilwell. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) and Rule 10A-3 of the Exchange Act) and that Gregory P. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held 5 meetings in the fiscal year ended December 31, 2013. The responsibilities and duties of the Audit Committee are set out in the Audit Committee's charter, the text of which is set forth in Appendix A to the Corporation’s Annual Information Form dated March 31, 2011 and is available on the Corporation’s website at www.kingsway-financial.com.

The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987.
Terence M. Kavanagh has served as President and a Director of Oakmont Capital Inc. since 1997. Prior to his co-founding of Oakmont Capital Inc., he managed the Brentwood Pooled Investment Fund and also worked as an investment banker in New York and Toronto. Mr. Kavanagh earned a Bachelor of Law degree from Western University and a Master of Business Administration from the Tuck School of Business at Dartmouth College.
Joseph Stilwell, as managing partner of Stilwell Associates, LP, has over 20 years of experience in managing his own investment funds, with a great deal of his time being dedicated to analyzing financial statements. Mr. Stillwell is also a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.
Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
The Corporation’s independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.
Based upon the Audit Committee’s discussion with management and the Corporation’s Independent Registered Public Accounting Firm and Auditor and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC.
Members of the Audit Committee
Gregory P. Hannon (Chairman)
Terence M. Kavanagh
Joseph Stilwell
THE COMPENSATION COMMITTEE
The Compensation Committee held 2 meetings in the fiscal year ended December 31, 2013. The responsibilities and duties of the Compensation Committee are set out in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com.
The Compensation Committee’s primary duties and responsibilities are:

•
to assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers, including setting salary and annual bonus levels for the Corporation’s senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board;

•	to produce an annual report on executive compensation;

•	to provide recommendations to the Board in connection with directors’ compensation; and

•	to provide recommendations to the Board in connection with succession planning for senior management of the Corporation.
The Compensation Committee’s charter requires all Committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201 and other regulatory requirements. The Board determined that each member of the Compensation Committee in 2013 was independent under the criteria established by the NYSE.
In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Corporation or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.
The Compensation Committee may, at our expense, retain legal counsel (which may, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.
As of December 31, 2013, the Compensation Committee was comprised of Joseph Stilwell (Chairman) and Terence M. Kavanagh.
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Corporate Governance and Nominating Committee held 1 meeting in the fiscal year ended December 31, 2013. The responsibilities and duties of the Corporate Governance and Nominating Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com
The Corporate Governance and Nominating Committee’s primary duties and responsibilities are:

•	identifying individuals qualified to become Board members and recommending that the Board select director nominees each year for the next annual meeting of the Corporation’s shareholders; and

•
ensuring that the Audit Committee, Investment and Capital Committee, Corporate Governance and Nominating Committee and Compensation Committee of the Board have the benefit of qualified and experienced “independent” directors.

The charter of the Corporate Governance and Nominating Committee requires that all committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201, the NYSE Provisions and other regulatory requirements. The Board determined that each member of the Corporate Governance and Nominating Committee in 2013 was independent under the criteria established by the NYSE.
The Corporate Governance and Nominating Committee determines criteria regarding personal qualifications needed for Board membership and the Committee considers, reviews qualifications and recommends qualified candidates for Board membership. In doing so, the Corporate Governance and Nominating Committee reviews the composition of the Board to identify skill sets and qualifications which are represented in order to determine which ones are needed. In addition, the Corporate Governance and Nominating Committee reviews the Corporation’s strategic plan to determine its needs with regard to Board composition. While the Corporation does not have a formal policy on diversity for members of the Board, the Corporation’s Corporate Governance Procedures provide for general diversity of backgrounds and experience represented on the Board as factors to consider in evaluating potential directors. The Corporate Governance and Nominating Committee may employ an outside consultant to identify nominees with the skill sets, experience and backgrounds that suit the Corporation’s needs.
In considering a candidate for nomination as a member of the Board, the Corporate Governance and Nominating Committee will consider criteria such as independence; occupational background; level and type of business experience;

number of boards on which the individual serves; and the general diversity of backgrounds and experience represented on the Board. The Corporate Governance and Nominating Committee periodically reviews the Corporation’s Corporate Governance Procedures and recommends changes to the Board. It also evaluates the performance of the Board as a whole and provides feedback to the Board on how the directors, the committees and the Board are functioning. Finally it evaluates Board practices at the Corporation and other well-managed companies on an annual basis and recommends appropriate changes to the Board and/or its practices.
The Corporate Governance and Nominating Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Corporate Governance and Nominating Committee in care of the Office of the Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143.
As of December 31, 2013, the Corporate Governance and Nominating Committee was comprised of Gregory P. Hannon (Chairman) and Terence M. Kavanagh.
THE INVESTMENT AND CAPITAL COMMITTEE
The Investment and Capital Committee held 2 meetings in the fiscal year ended December 31, 2013. The responsibilities and duties of the Investment and Capital Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com.
The primary duties and responsibilities of the Investment and Capital Committee include:

•	to assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiaries;

•	to develop and monitor investment and capital policies and guidelines for the Corporation and its subsidiaries;

•	to provide recommendations to the Board in connection with the hiring of external investment managers; and

•	to meet with and monitor the performance of external investment managers.
As of December 31, 2013, the Investment and Capital Committee was comprised of Terence M. Kavanagh (Chairman) and Joseph Stilwell
THE PLAN COMMITTEE
The 2013 Equity Incentive Plan is administered by the Plan Committee, consisting of Terence Kavanagh and Joseph Stilwell. Each member of the Plan Committee is (i) a “nonemployee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and (iii) “independent” within the meaning of the rules of the TSX and the NYSE.
All awards are evidenced by an agreement containing such provisions not inconsistent with the 2013 Equity Incentive Plan as the Plan Committee approves. The Plan Committee also has the authority to establish rules and regulations for administering the 2013 Equity Incentive Plan and to decide questions of interpretation or application of any provision of the 2013 Equity Incentive Plan. The Plan Committee is authorized to take any action such that all or a portion of the restriction or vesting period on any shares of Restricted Stock will lapse.
The Plan Committee may delegate some or all of its power and authority under the 2013 Equity Incentive Plan to the Board, the President and Chief Executive Officer or such other executive officer of the Corporation as the Plan Committee deems appropriate, except that (i) it may not delegate its power and authority to the Board, the President and Chief Executive Officer or any other executive officer with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Code or are likely to become such while an award is outstanding, and (ii) it may not delegate its power and authority to the President and Chief Executive Officer or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS
It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Our directors' attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Statement of Corporate Governance Practices encourages our directors to attend the annual meeting of Shareholders. All of our directors attended our 2013 annual meeting, other than Mr. Schaevitz, who was not yet a director at the time of the annual meeting.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our President and Chief Executive Officer, Larry G. Swets, Jr., joined our Board on September 16, 2013. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including presiding at all Board meetings and the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating teamwork and communication among directors; and maintaining frequent contact with the Chief Executive Officer.
The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

EXECUTIVE COMPENSATION
NAMED EXECUTIVE OFFICERS FOR 2013
For 2013, the Corporation’s Named Executive Officers consist of the Corporation’s Chief Executive Officer, the Chief Financial Officer, and the most highly compensated executive officer who was serving the Corporation as an executive officer on December 31, 2013.
The following individuals, holding the respective positions set forth opposite their names, are the Named Executive Officers for 2013:

Name	Title
Larry G. Swets, Jr.	President and Chief Executive Officer of the Corporation
William A. Hickey, Jr.	Executive Vice President, Chief Operating Officer & Chief Financial Officer of the Corporation
Leonia Rodrigues	President of Assigned Risk Solutions Ltd.

2013 SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation earned during the last two completed fiscal years by the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Larry G. Swets, Jr., President and CEO	2013 2012	500,000 511,538	200,000 125,000	—	—	—	—	9,258 8,720	709,258 645,258
William A. Hickey, Jr., Executive Vice President, Chief Operating Officer & Chief Financial Officer	2013 2012	344,875 306,412	60,000 -	—	—	—	—	10,113 6,989	414,988 313,401
Leonia Rodrigues, President of Assigned Risk Solutions Ltd.	2013 2012	350,000 350,000	—	—	—	87,500 87,500	—	14,105 13,985	451,605 451,485

Notes:

(1)
This amount represents a discretionary cash bonus paid to Mr. Swets with respect to 2012 and 2013 performance, as well as a discretionary cash bonus paid to Mr. Hickey with respect to 2013 performance.

(2)	This amount represents a performance-based bonus paid to Ms. Rodrigues pursuant to the terms of her employment agreement.

(3)
For each Named Executive Officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation’s 401(k) retirement plan. Mssrs. Swets and Hickey also received executive health compensation. For Ms. Rodrigues, the amount reported in this column also includes monthly automobile and telephone allowances.

NARRATIVE TO 2013 SUMMARY COMPENSATION TABLE
Non-Equity Incentive Plan Compensation
Pursuant to the terms of Ms. Rodrigues’ employment agreement, Ms. Rodrigues is eligible to receive an annual performance-based bonus equal to the lesser of (i) 25% of her base salary or (ii) 20% of an amount in excess of a specified performance level of earnings before interest, taxes, depreciation and amortization for the Corporation’s existing businesses. Performance is measured over the 12-month period commencing in June of each year. During 2013, Ms. Rodrigues received a performance-based bonus equal to $87,500 based on the Corporation ’s earnings before interest, taxes, depreciation and amortization over the June 1, 2012 through May 31, 2013 performance period.

2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Larry G. Swets, Jr.	187,500	62,500	-	18.00	January 6, 2015	n/a	n/a	n/a	n/a
William A. Hickey, Jr.	37,500	12,500	-	18.00	September 19, 2015	n/a	n/a	n/a	n/a
Leonia Rodrigues	-	-	-	n/a	n/a	n/a	n/a	n/a	n/a

Notes:

(1)
These options were awarded in January 2010 to Mr. Swets and in September 2010 to Mr. Hickey, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant. Under the option exchange program approved by our shareholders at the 2013 annual meeting, stock options outstanding under the prior plan held by current employees, including Messrs. Swets and Hickey, were canceled and replaced with non-qualified Replacement Options granted under the new plan. The exchange was formalized March 28, 2014.

NARRATIVE DISCLOSURE REGARDING POST-TERMINATION ARRANGEMENTS
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the Named Executive Officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the Named Executive Officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period.
Mr. Hickey and Ms. Rodrigues are entitled to receive severance benefits pursuant to the terms of their respective severance and employment arrangements. Under the terms of Mr. Hickey’s severance agreement, he is eligible to receive twelve months of base salary for a termination of employment by the Corporation other than for “cause” or by Mr. Hickey for “good reason” (each as defined in the respective severance agreement). Under the terms of Ms. Rodrigues employment agreement, in the event of her death, her beneficiaries will receive a death benefit equal to six-months of Ms. Rodrigues base salary and her bonus award, if any, for the year in which her death occurs. In the event of Ms. Rodrigues’ disability, Ms. Rodrigues is eligible to receive her base salary for a period equal to the lesser of (i) six months or (ii) the remainder of the employment term. For termination of Ms. Rodrigues’ employment by the Corporation for reasons other than “cause,” Ms. Rodrigues is eligible to receive her base salary and subsidized-health care benefits for a period equal to the later of (i) the expiration of the employment term or (ii) twelve months after the date of termination of her agreement. Under the terms of the agreement, Ms. Rodrigues’ employment term continues until June 21, 2014, with automatic renewals for one-year periods thereafter. Ms. Rodrigues is subject to restrictive covenants relating to confidentiality, non-competition and non-solicitation under the terms of her employment agreement.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION – NARRATIVE DESCRIPTION
The Corporation’s director compensation program is designed to (i) attract and retain the most qualified people to serve on the Board and its committees; and (ii) provide appropriate compensation for the risks and responsibilities of being an effective director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Under the non-employee director compensation program, non-employee directors received a single retainer fee, payable quarterly, in the amount of CAD$100,000 annually (or $98,222, based on an averaged exchange rate of $1.0181 for 2013) for the first half of 2013. The fee for the Chairman was CAD$200,000 annually (or, $196,444, based on an averaged exchange rate of $1.0181 for 2013), also for the first half of 2013. Effective July 1, 2013, however, director compensation was reduced prospectively to the amount of CAD$50,000 (or $49,111, based on an averaged exchange rate of $1.0181 for 2013) annually for non-employee directors and to the amount of CAD$100,000 (or $98,222, based on an averaged exchange rate of $1.0181 for 2013) annually for the Chairman of the Board of Directors, as well as the Chair of the Audit Committee. In 2013, the exchange rate fluctuated between CAD$1.00 = $0.9844 and $1.0518. The retainers were paid in the currency of the director’s country of residence.
2013 DIRECTOR COMPENSATION
The following table provides information regarding the compensation of our non-employee directors for 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Gregory Hannon	98,036	n/a	n/a	n/a	n/a	n/a	98,036
Terence M. Kavanagh	86,152	n/a	n/a	n/a	n/a	n/a	86,152
Joseph Stilwell	74,019	n/a	n/a	n/a	n/a	n/a	74,019
Spencer Schneider(2)	172,200	n/a	n/a	n/a	n/a	n/a	172,200

Notes:

(1)
Amounts reported in this column represent the annual retainer paid to each non-employee director. The annual retainer was paid in the currency of the director’s country of residence and converted to U.S. dollars based on the exchange rates in effect at the time the quarterly payments were made. Mssrs. Hannon and Kavanagh were paid in Canadian dollars, and Mssrs. Stilwell and Schneider were paid in U.S. dollars.

(2)
Mr. Schneider resigned from the Company’s board of directors, including his role as Chairman, effective September 16, 2013. He received three payments at the CAD$200,000 annualized rate and one payment at the CAD$100,000 annualized rate.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	355,625	$18.35	272,345
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	355,625	$18.35	272,345
The shareholders of the Corporation have approved all equity compensation plans under which securities may be issued. The Corporation had established the Prior Plan for directors, officers and key employees of the Corporation and its subsidiaries. At the 2013 annual meeting, the shareholders approved the 2013 Equity Incentive Plan, which replaced the Prior Plan with respect to the granting of future equity awards. Under the 2013 Equity Incentive Plan, the Corporation was able to grant stock options that replaced out-of-the-money stock options held by our current employees under the Prior Plan. Such replacement options have a term of four years and an exercise price equal to the exercise price of warrants for the purchase of Common Shares that the Corporation anticipated issuing in connection with a capital raise that occurred in 2013. In addition, the Corporation may grant new stock options to purchase up to an additional 300,000 Common Shares to key employees selected by the Corporation and have the same terms that apply to the replaced options. The Corporation may also make grants of restricted Common Shares to certain officers of the Corporation equal to three times the aggregate number of Common Shares held and entitled to be purchased through the exercise of any warrants held by each such officer as of the end of an accumulation period. Such restricted stock becomes vested on the tenth anniversary of the date of grant of the restricted stock, subject to the officer's continued employment through such vesting date. The aggregate number of Common Shares available for restricted stock awards will not exceed 1,972,345 shares.

INDEBTEDNESS OF DIRECTORS AND OFFICERS
No current or former executive officer, director or employee of the Corporation or any of its subsidiaries and no associate or affiliate of any current or proposed director or executive officer of the Corporation was indebted to the Corporation or any of its subsidiaries, or to another entity where such indebtedness was the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

DIRECTORS’ AND OFFICERS’ INSURANCE
The Corporation has directors’ liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate 2013 annual premium was $877,723, no part of which is payable by the directors and officers. This payment included a partial payment related to the 2012 - 2013 year, a partial payment related to the 2013 - 2014 year, as well as broker fees. The annual insurance coverage under the policy is limited to $40 million per policy year and it contains a deductible of $1 million for indemnifiable losses.

INTERESTS OF INFORMED PERSONS AND OTHERS IN MATERIAL TRANSACTIONS
No director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who was a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, executive officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.
OTHER MATTERS
Management and the Board know of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.
ANNUAL REPORT
The Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with all amendments thereto, as filed with the SEC (excluding exhibits) is not to be considered part of this proxy solicitation material.
COPIES OF THE ANNUAL REPORT ON FORM 10-K AND ALL AMENDMENTS THERETO (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, 45 ST. CLAIR AVENUE WEST, SUITE 400, TORONTO M4V 1K9 Ontario, CANADA. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares of the Corporation on the Record Date. Exhibits to the Form 10-K, and any amendments thereto, will be mailed upon similar request.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2013 and during the subsequent period through the date of this Circular, all directors and officers and other persons subject to Section 16 have complied with all applicable Section 16(a) reporting requirements, except for a Form 4 for Hassan Baqar was filed on October 3, 2013 reporting the acquisition of Series A Warrants of the Company that occurred on September 27, 2013.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
All proposals of shareholders intended to be included in the Corporation’s proxy statement and management information circular relating to the 2015 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before May 29, 2015 (which would be January 29, 2015). However, if the date of the 2015 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2014 annual meeting, then the deadline for submission pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 is a reasonable time before we begin to print and send the proxy statement and management information circular for the 2015 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Also, if a shareholder proposal that is intended to be presented at the 2015 annual meeting but not included in the Corporation’s proxy statement and management information circular is received by the Corporation less than 45 calendar days before May 5, 2015 (which would be March 21, 2015), then the persons named in the Corporation's form of proxy for the 2015 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.
Notwithstanding such submission deadlines, shareholders may also submit a proposal to be considered at the 2015 annual meeting pursuant to section 99 of the OBCA which sets forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least 60 days before the anniversary of the 2014 annual meeting.
In accordance with section 99 of the OBCA, a proposal for individuals to be nominated to the Board must be signed by one (1) or more shareholders holding in the aggregate not less than 5% of the outstanding Common Shares. Shareholders wishing to make such a formal proposal should refer to the relevant provisions of the OBCA for a description of the procedures to be followed.
With respect to business to be brought before the 2014 Annual Meeting to be held on May 29, 2014, we have not received any notices from shareholders that we were required to include in this Circular.

ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for fiscal year ended December 31, 2013, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the latest Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2013, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or

3)	this Circular,
please send your request to:
Kingsway Financial Services Inc.
Attention: Investor Relations
45 St. Clair Avenue West, Suite 400,
Toronto, Ontario, Canada
M4V 1K9

The Board of Directors of the Corporation has approved the contents of this Management Information Circular and the sending of it to the directors, the Shareholders and the auditors of the Corporation.
DATED at Toronto, Ontario this 30th day of April, 2014.
By Order of the Board of Directors“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board

SCHEDULE “A”
Corporate Governance Procedures
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board of Directors (the "Board") of Kingsway Financial Services Inc. (the "Corporation") has developed and adopted this Statement of Corporate Governance Practices after consideration of the corporate governance guidelines set forth in National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”). The Corporation's corporate governance practices are comprised of a number of policies and resolutions adopted by the Board from time to time. These policies include the mandate for the Board of Directors set out in this Statement of Corporate Governance Practices, the charter for each of the Board Committees, the Code of Ethics and the Whistleblower Policy adopted by the Board.
Canadian securities regulatory authorities have adopted National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) which requires disclosure of the approach of the Corporation to corporate governance. NP 58-201, the United States Sarbanes-Oxley Act of 2002 as well as listing standards and corporate governance requirements of the NYSE have been considered in determining these policies.
Many of the items for which disclosure is required by Form 58-101F1 are dealt with in the mandate of the Board of Directors of the Corporation.
MANDATE OF THE BOARD OF DIRECTORS
1.     General
The Board of Directors (the "Board") either directly or through board committees is responsible for the management or supervision of the management of the business and affairs of the Corporation with the objective of enhancing shareholder value. The Board believes that sound corporate governance is essential to the well-being of the Corporation, and the promotion and protection of its interests.
The Board has adopted this mandate, which reflects the Corporation's commitment to high standards of corporate governance, to assist the Board in supervising the management of the business and affairs of the Corporation as required under applicable law and the rules and regulations of the stock exchanges upon which the Corporation's shares are listed. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board promotes fair reporting, including financial reporting, to shareholders of the Corporation and other interested persons as well as ethical and legal corporate conduct through an appropriate system of corporate governance, internal controls and disclosure controls. The Board believes that the Corporation is best served by a Board of Directors which functions independently of management and is informed and engaged.
The Board has explicitly delegated to the Audit Committee the obligation to periodically review and provide recommendations, from time to time, on such changes to corporate governance policies as it deems appropriate in light of the Corporation's needs and legal and regulatory developments. These recommendations are reviewed and considered by the Board.
2.     Board Composition
(a)    Board Membership Criteria
The Corporate Governance and Nominating Committee of the Board is responsible for establishing the skills and competencies that the Board considers to be necessary for the Board as a whole to possess. The Corporate Governance and Nominating Committee is also responsible for reviewing the competencies and skills that the Board considers each existing director to possess, and the competencies and skills of each new candidate for the Board. It annually recommends nominees to the Board for nomination at the annual meeting of the Corporation's shareholders. The Board seeks members who have an owner mindset. Directors are considered based upon contributions they can make and must have sufficient time to carry out their duties, and not assume other obligations which would materially interfere or be incompatible with board membership.

(b)    Director Independence
A majority of the directors shall satisfy the independence requirements of the Toronto Stock Exchange and other regulatory authorities. The Board will determine whether a director is an independent director within the meaning of each of Multilateral Instrument 52-110 and the listing standards of the NYSE as the same are amended or replaced from time to time.
The Board will review the independence of all directors on an annual basis and its determinations will be disclosed in the management information circular relating to the annual meeting of the Corporation. To facilitate this review, directors will be asked to provide full information regarding their business and other relationships with the Corporation, its affiliates and with senior management and their affiliates. Directors have an obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board's determination as to their independence.
(c)    Board Size
The Board considers a range from four (4) to seven (7) members as the optimum size for effective decision-making and committee work given the size and scope of the Corporation's operations.
(d)    Term
All directors are elected at the annual meeting of shareholder of the Corporation for a term of one (1) year. The Board does not favor term limits for directors as a forced retirement may deprive the Corporation, and its shareholders, of the contributions of members that have been able to develop valuable insights into the Corporation, its strategy and business operations. Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an officer of the Corporation. The Corporation's Chief Executive Officer may, provided the Board on an annual basis approves, continue to serve as a director after his or her resignation or retirement.
(e)    Service on other Boards
The Board believes that the Corporation can benefit from the experience and insight its members may gain from serving as a director, or in other similar positions for other public companies, government agencies or other entities. In agreeing to assume such roles however, members of the Board must ensure that their commitments do not create inherent conflicts of interest or interfere with their ability to fulfill their duties as members of the Board. The directors must also be mindful of the number of other public company boards and committees on which they serve to ensure that they are able to devote the necessary time to the performance of their duties for the Corporation. Upon accepting an appointment to the Board or a similar position with another public company, a director must advise the Chair of the Corporate Governance and Nominating Committee.
(f)    Directors Duties and Responsibilities
Directors must act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Directors must exercise the degree of care and diligence that a reasonably prudent person would exercise in comparable circumstances. To fulfill this responsibility, each director is expected to:

•
develop and maintain an understanding of the operations of the Corporation, its financial position, objectives and performance, as well as the Corporation's performance relative to its principal competitors;

•	prepare for each meeting including reviewing meeting materials distributed in advance;

•	actively and constructively participate in meetings of the Board and committees of which he or she is a member; and

•	engage in continuing education programs for directors as appropriate.
(g)    Directors’ Shareholdings
The Board believes that its members should own a meaningful amount of shares relative to their personal financial situation.
3.     Board Duties and Responsibilities

In fulfilling its mandate, the Board is, among other things, responsible for the following matters:
(a)    Management Oversight
The Board is responsible for the supervision of the management of the business and affairs of the Corporation. The Board, as permitted by applicable law, delegates to senior management the responsibility for the day-to-day operations of the Corporation.
(b)    Strategic Plan
The approval and assessment of the Strategic Plan and major prospective decisions proposed by management. In furtherance of this obligation the Board will:

•
adopt a Strategic Planning Process and review and approve on an ongoing basis a Business Plan developed by management, which includes realistic goals and takes into account the opportunities and risks of the Corporation's business;

•
approve business and operational policies within which management will operate in relation to acquisitions and dispositions, capital expenditure, public disclosure, finance and investment, risk management, human resources, internal controls over financial reporting, disclosure controls and management information systems;

•	review and adopt corporate and management performance targets consistent with the Corporation's strategic plans;

•
consider whether or not management has a system in place to identify the principle risks facing the Corporation and its business and that appropriate procedures are in place to monitor and mitigate such risks where appropriate; and

•	consider whether or not management has adopted processes to comply with applicable legal, regulatory, corporate securities and other compliance matters.
(c)    Financial Reporting and Management

•	review the report of the Audit Committee, which has primary carriage of such matters;

•	approve the Corporation's annual and interim financial statements and related management's discussion and analysis;

•	review and oversee the integrity of the Corporation with respect to its applicable audit, accounting and financial reporting matters;

•	review the integrity of the Corporation's internal controls over financial reporting and management information systems;

•	approve annual operating and capital budgets; and

•	review operating and financial performance results relative to established strategies, plans, budgets and objectives.
(d)    Disclosure
The Board will satisfy itself that appropriate policies and procedures are established regarding public disclosure communications and insider trading. The Board will ensure that such policies establish consistent guidelines for determining what information is material, how such information is to be disclosed and to avoid selective disclosure, making all material disclosures on a widely disseminated basis. The Board will also establish policies aimed at:

•
monitoring internal controls relating to news releases and other public disclosures made by or on behalf of the Corporation to ensure that they are in accordance with applicable disclosure policies, and comply with legal and regulatory requirements;

•	informing all directors, officers and other employees of the Corporation about their obligation to preserve the confidentiality of undisclosed material information about the Corporation; and

•	informing all directors, officers and other employees about prohibitions about illegal insider trading and tipping under applicable law and stock exchange rules.
(e)    Corporate Governance

The Board will, with the advice of the Audit Committee or, where applicable, its other committees:

•	review and update corporate governance standards from time to time;

•	establish committees and approve their respective charters;

•	establish policies and procedure for limiting the authority delegated to each committee and to members of management;

•	establish appropriate processes for the regular evaluation of the effectiveness of the Board and its committees, individual directors and the Chief Executive Officer;

•	develop clear position descriptions for the Chair of the Board and Chief Executive Officer;

•	approve the nomination of directors on the advice of the Corporate Governance and Nominating Committee;

•	review the adequacy and form of directors’ compensation to confirm that it realistically reflects the responsibilities and risk involved in being a director; and

•	provide an opportunity for the independent directors to meet separately at each regularly scheduled Board meeting and at such other times as is appropriate.
(f)    Other Matters
Notwithstanding the delegation to management of the authority to manage the business of the Corporation, the Board must approve the following:

•	any material departure from an established strategy or budget or corporate policy approved by the Board;

•	the entering into of any agreement or transaction the performance of which is material to the Corporation;

•	any offering of securities by the Corporation; and

•	such other matters as the Board may from time to time determine require its approval.
ROLE OF MANAGEMENT
Senior management of the Corporation is responsible for the day-to-day operations of the Corporation. Senior management is responsible for developing strategies to be approved by the Board, and is directly responsible for implementing such approved strategies. Management is also responsible for safeguarding and developing the Corporation's assets with a view to enhancing shareholder value.
The Corporation's governance policies are designed to create autonomy and effective decision-making of management, and to ensure appropriate oversight by the Board and its committees. Senior management, through the Chief Executive Officer, reports to and is accountable to the Board. The Board's approval of the business plan provides a mandate for management to conduct the affairs of the Corporation. Material deviations from the plan must be reported to and considered by the Board.
Management is responsible for developing a strategic plan and an annual business plan, including an annual operating and capital budget, for review and approval by the Board. The Board, in consultation with the Compensation Committee, is responsible for implementing a succession plan for the Chief Executive Officer and establishing objectives against which the Chief Executive Officer's performance is benchmarked. A portion of compensation is determined against defined corporate objectives and personal objectives which are established from time to time. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer. When management performance is inadequate, the Board has the responsibility to bring about appropriate change. When management performance is effective, the Board has the responsibility to reward management accordingly.
BOARD COMMITTEES
1.    General
The Board carries out its responsibilities directly and through the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation Committee, the Investment and Capital Committee, and such other committees as it may establish from time to time.
2.    Composition

All Board committees will be composed solely of Independent Directors who are selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members of the Audit Committee must be Independent Directors and meet the additional independence requirements prescribed by applicable securities laws. Each member of the Audit Committee will also be financially literate within the meaning of National Instrument 52-110.
3.    Committee Chairs
Board committees will each be chaired by an Independent Director who is selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. The chair of each Board committee will:

•	in consultation with the Chief Executive Officer, and the committee members, as appropriate, determine the date, time and location of meetings of the committee;

•	confirm that the committee's activities are consistent with, and fulfill, the duties and responsibilities set forth in its charter;

•	confirm that the duties and responsibilities of the committee, as set forth in its charter, are well understood by the committee members and executed as effectively as possible;

•	convene meetings of the committee as often as necessary to carry out its responsibilities effectively;

•
in consultation with the Chief Executive Officer, and other committee members, as appropriate, review meeting agendas to ensure that required business is brought before the committee to enable the committee to carry out its responsibilities;

•	chair all meetings of the committee;

•	communicate with appropriate members of senior management in fulfilling the duties and responsibilities set forth in the committee's mandate;

•
with the assistance of senior management, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to committee members in advance of such meetings in order that committee members may properly inform themselves on matters to be acted upon;

•	ensure that minutes are kept of all committee meetings and sign minutes once approved by the committee;

•
report to the Board at its next meeting following any decision or recommendation arising from any meeting of the committee or the signing of a written resolution evidencing a decision or recommendation of the committee, including reporting on the considerations that led to such decision or recommendation; and

•	provide leadership to enable the committee to act as an effective team in carrying out its responsibilities.
4.    Committee Charter
Each committee has a charter which sets forth its duties and responsibilities, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board. On an annual basis, each committee's charter is reviewed by both the committee itself and the Audit Committee, acting in its role of overseeing corporate governance activities.
5.    Board and Committee Meetings
(a)    Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. Board meetings shall be held not less than quarterly, and more often as is necessary. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. A Board meeting may be called by the Chief Executive Officer or any director.
Each committee meets as often as it determines is necessary to fulfill its responsibilities. The Audit Committee meets not less than quarterly. A meeting of any committee may be called by the committee chair, the Chief Executive Officer or any committee member.

(b)    Agenda
The Chair and the Chief Executive Officer establish the agenda for each Board meeting in consultation with the other directors. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
Management distributes an agenda and meeting materials in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.
(c)    Meetings of Independent Directors
To provide open discussion among the Independent Directors, Independent Directors meet separately at each regularly scheduled Board meeting without management present and at such other times as is deemed appropriate. Any Independent Director may request such a meeting.
(d)    Distribution of Information
Information that is important to the Board's understanding of the business and its agenda is distributed to directors in advance of Board meetings. Sensitive subject matters may be discussed at a meeting without written materials being distributed in advance of or at the meeting.
(e)    Preparation, Attendance and Participation
Each director is expected to be diligent in attending meetings of the Board, any committee of which he or she is a member and the annual meeting of the shareholders. Meetings of the Board and its committees will usually be held in person but may, where appropriate, be held by telephone or video conference. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.
(f)    Procedures
Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
Procedures for committee meetings are determined by the chair of the committee unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.
6.    Director Compensation
The Compensation Committee has the responsibility for recommending to the Board compensation and benefits for service on the Board and on Board committees. In discharging this duty, the Compensation Committee will be guided by four principles: (i) compensation should fairly pay directors for work required in an issuer of the Corporation's size and scope; (ii) it should not exceed what is customary given the size and scope of the Corporation's business and operations; (iii) compensation should align directors' interests with the long-term interests of shareholders; and (iv) the structure of the compensation should be simple, transparent and easy for shareholders to understand. Not less often than annually, the Compensation Committee shall review directors' compensation and recommend any changes to the Board.
7.    Director Orientation and Continuing Education
The Corporate Governance and Nominating Committee is responsible for confirming that procedures are in place and resources are made available to provide new directors with a proper orientation to both the Corporation and their duties and responsibilities as directors and to provide other directors with appropriate continuing education opportunities.

In accordance with NI 58-101 and NP 58-201, new directors are provided with details of the Corporation’s organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation.
In accordance with NI 58-101 and NP 58-201, the Corporation has a process to provide an orientation and education program for new recruits to the Board. Such orientation and education program consists of orientation sessions with management.
8.    Board Access to Management, Outside Counsel and Advisors
The Board has complete access to members of senior management and the Corporation's outside counsel and advisors. It is the obligation of each director to use good judgment to ensure such contact with senior management is not distracting to the business and operations of the Corporation and that, except as may be inappropriate, the Chief Executive Officer is advised of all retainers with outside counsel and advisors. The Board and its committees may invite any member of senior management, employee, outside advisor or other person to attend any of their meetings.
The Board and any of its committees may retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor's fees and other retention terms, provided that if the fees and expenses of any such outside advisor retained by a committee of the Board exceed, or are expected to exceed, $100,000, the approval of the full Board for such retainer will be required. Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Board.
9.    Performance Assessment of the Board and its Committees
The Corporate Governance and Nominating Committee will continually review the effectiveness of the Board and its committees in fulfilling their duties and responsibilities. In addition, the Corporate Governance and Nominating Committee will evaluate individual directors to assess their suitability for nomination for re-election.
10.    Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The purpose of the Code is to ensure that the Corporation maintains a high level of trust and integrity and meets high ethical standards. Copies of this Code are available on the Corporation’s website at www.kingsway-financial.com.
The Board monitors compliance with its Code and satisfies itself regarding compliance with its Code by requiring that executives and directors annually certify compliance with the Code.
To ensure that directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest, we require disclosure of all related party transactions and agreements and ask that directors recuse themselves when a conflict arises.
11.    Feedback
The Board welcomes input and comments from shareholders of the Corporation. Input or comments for the Board or its committees should be directed to the Chair.

SCHEDULE “B”
KINGSWAY AMERICA INC.
EMPLOYEE SHARE PURCHASE PLAN,
AS AMENDED AND RESTATED EFFECTIVE May 29, 2014

1.	PURPOSE
The Kingsway America Inc. Employee Share Purchase Plan (the “Plan”) has been established to enable eligible employees of the Company to acquire Common Shares in Kingsway Financial Services Inc. in a convenient and systematic manner, so as to encourage continued employee interest in the operation, growth and development of the Company, to provide an additional investment opportunity to employees and to align the interests of such employees with those of KFSI shareholders. Effective May 29, 2014, but subject to approval by the shareholders of KFSI at its 2014 annual meeting of shareholders, the Plan is amended and restated as set forth herein to allow Qualifying Participants to be eligible for matching Company Contributions that will be combined with Participant Contributions to purchase Shares under the Plan. The Company does not intend for the Plan to qualify as an employee stock purchase plan under Section 423 of the U.S. Internal Revenue Code of 1986, as amended.

2.	DEFINITIONS AND INTERPRETATION
2.1 “Account” means the account maintained by the Administrator in respect of each Participant as described in Section 7.
2.2 “Adjusted Salary” means the regular salary, wages and commissions, if any, payable to a Participant by the Company for the Participant’s service, excluding any bonuses or other compensation.
2.3 “Administration Agreement” means the agreement referred to in Section 11.
2.4 “Administrator” means the person, company or firm which has been appointed by the Company under Section 11 to maintain an account and to hold Shares as Administrator for Participants, and with whom the Company enters into a Services Agreement with respect thereto.
2.5 “Board” means the Board of Directors of KAI.
2.6 “Company” means Kingsway America Inc. and each of its Subsidiaries (unless such Subsidiary has been designated by the Board as ineligible to participate in the Plan) and their respective successors and assigns, so long as they remain Subsidiaries on a consolidated basis, or each of them, as applicable.
2.7 “Company Contribution” means the amount of money paid by the Company under the Plan in respect of a Qualifying Participant as described in Section 5.
2.8 “Contribution” means Company Contributions and Participant Contributions.
2.9 “Employee” means a regular employee of the Company working at least 30 hours per week, but for greater certainty, does not include contract, part-time, or retired employees of the Company, employees receiving long-term disability payments or employees on unpaid leaves of absence.
2.10 “KAI” means Kingsway America Inc., a subsidiary of KFSI.
2.11 “KFSI” means Kingsway Financial Services Inc.
2.12 “Nonqualifying Participant” means a Participant (i) who, subject to Section 5.2, has not completed at least 12 months of employment as an Employee as of the applicable payroll date or (ii) who has elected a Release of Shares from such Participant’s Account within five years prior to the applicable payroll date.

2.13 “Participant” means an Employee who has applied and agreed to participate in the Plan in accordance with the terms of the Plan and procedures established by the Administrator and KAI.
2.14 “Participant Contribution” means the amount of money contributed by a Participant to the Plan as described in Section 4.
2.15 “Plan” means this Kingsway America Inc. Employee Share Purchase Plan described herein and includes all amendments thereto.
2.16 “Qualifying Participant” means a Participant who is not a Nonqualifying Participant.
2.17 “Release” means a withdrawal of Shares from a Participant’s Account as described in Sections 8 and 9.
2.18 “Shares” means the Common Shares in the capital of KFSI, and includes any shares of KFSI into which such shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed pursuant to a reorganization.
2.19 “Subsidiary” means a subsidiary of KAI.
2.20 Unless the context requires otherwise, references to the male gender include the female gender, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.
2.21 This Plan is established under the laws of the State of Delaware and the rights of all parties and the interpretation of each and every provision of the Plan shall be governed and construed in accordance with the laws of the State of Delaware, except to the extent the Plan or the Shares are subject to applicable U.S. federal law.

3.	ELIGIBILITY AND PARTICIPATION
3.1 An Employee shall be eligible for participation in the Plan on the first day of the month following such Employee’s first 30 days of employment with the Company.
3.2 An Employee who is an employee of a corporation which has become a Subsidiary of KAI is eligible for participation in the Plan provided that such Employee has been employed by such Subsidiary for not less than 30 days.
3.3 To become a Participant, an eligible Employee must complete and sign an application in the form prescribed by the Company from time to time and file it with the Company’s Human Resources department, or such officer or employee of the Company designated by the Company from time to time, and authorize the Company in writing to deduct the Participant Contribution from the Participant’s Adjusted Salary. Upon receipt of such application by the Company, such Employee shall become a Participant under the Plan.
3.4 The Company will provide each Participant with the following:
(a) a written explanation of the pertinent provisions of the Plan (including amendments thereto applicable to the Participant), together with a written explanation of the rights and duties of a Participant; and
(b) any other information regarding the Plan required to be provided, and in a manner prescribed, under any applicable laws.
3.5 If a Participant’s employment with the Company terminates for any reason and the Participant is subsequently rehired, the Participant may resume his or her participation in the Plan as of the first day of the month following 30 days of subsequent employment; provided that if the Participant is reemployed less than 90 days after his or her termination date, the Committee may permit the Participant to resume his or her participation earlier than the first day of the month following 30 days of subsequent employment.

4.	PARTICIPANT CONTRIBUTIONS

4.1 A Participant may elect to contribute as the Participant Contribution under the Plan an amount for each regular payroll period; provided, however, that such amount shall not be greater than five percent (5%) of the Adjusted Salary of the Participant for the applicable payroll period. Such election shall initially be made by the Participant by completing, signing and filing with the Company an application in the form and manner prescribed by the Company as contemplated by Section 3.4.
4.2 Subject to Section 4.1, a Participant may increase, decrease, suspend, or resume payroll deductions under the Plan at any time by completing, signing and filing an authorization in the form prescribed by the Company from time to time.
4.3 Subject to the foregoing, the effective date of any initial election, change, suspension or resumption of Participant Contributions under this Section 4 shall be governed by regular payroll input deadlines of the Company.
4.4 All Participant Contributions shall be deducted by the Company out of each regular payroll payment and shall be paid to the Administrator and applied in accordance with Section 6.1.

5.	COMPANY CONTRIBUTIONS
5.1 Company Contributions as described herein shall be made on the date of each Participant Contribution only in respect of those Qualifying Participants who have made a Participant Contribution as of to such date. Company Contributions vest on the date made by the Company.
5.2 The amount of the Company Contribution made on behalf of each Qualifying Participant shall be equal to 100% of the Participant Contribution made by such Qualifying Participant for the applicable payroll period. Company Contributions shall commence following the completion of 12 months of a Qualifying Participant’s employment as an Employee. For purposes of clarity, the allocation of the Company Contributions pursuant to this Section 5.2 shall equate to a 50% discount in the purchase price per Share acquired by a Participant. If a Participant’s employment with the Company terminates for any reason and the Participant is subsequently rehired within one year after the date of such termination, such Participant’s prior employment shall be taken into account for purposes of determining whether such Participant has completed 12 months of employment and therefore is a Qualifying Participant. If a Participant is reemployed one year or more after the date of such termination, any employment prior to such break in service shall be disregarded in determining whether such Participant is a Qualifying Participant.
5.3 Company Contributions on behalf of a Qualifying Participant shall be paid by the Company on behalf of the Participant to the Administrator at the time of the payments made pursuant to Section 4.4 and applied in accordance with Section 6.1.
5.4 Company Contributions shall be additional remuneration to the Qualifying Participant which the Qualifying Participant directs to be paid to the Administrator and applied in accordance with Section 6.1. By participating in the Plan, the Qualifying Participant acknowledges that the full amount of Company Contribution shall be paid and applied on behalf of the Qualifying Participant in accordance with the Plan and that any income tax or other statutory or other payroll deductions in respect of Company Contributions shall be deducted from regular payroll payments to the Participant.
5.5 If a Participant elects a Release from his or her Account, such Participant will become a Nonqualifying Participant and shall be ineligible to receive Company Contributions for a period of five years from the date of such Release. This Section 5.5 shall not apply to a Participant whose Shares are released from his or her Account upon a termination of employment pursuant to Section 9.1.

6.	PURCHASE AND ALLOCATION OF SHARES
6.1 Participant Contributions and Company Contributions shall be paid in full on behalf of the Participants to purchase, as soon as administratively practicable after the date of such Contributions, such number of Shares of KFSI as are required to give effect to the terms of the Plan. The purchase price for such Shares shall be equal to the market price of such Shares on the New York Stock Exchange at the time of acquisition.

6.2 Such Shares will be acquired by the Administrator on the open market on behalf of the Participants as fully paid and non-assessable Shares of KFSI through the services of a duly registered stockbroker.
6.3 The shares purchased with Participant Contributions and Company Contributions in accordance with Section 6.1 shall be allocated to the Participants in accordance with the respective Contributions made by each such Participant and the Company. Such allocation shall be expressed in terms of whole numbers and fractional parts of Shares.
6.4 In the event that dividends are paid on Shares held in the Participant’s account, such dividends will be credited to the Participant’s Account. Dividend funds, if applicable, will be reinvested and used to purchase additional Shares as soon as is reasonably practicable after receipt of the funds. The purchase price for such Shares shall be the prevailing market price at the time of such purchase.
6.5 The maximum number of Shares that shall be made available for sale under the Plan shall be 1,600,000 Shares, subject to adjustment upon an Equity Restructuring as provided in Section 15. If on a given purchase date the number of Shares eligible to be purchased exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
6.6 No Participant shall have any interest or voting right with respect to Shares available under the Plan until such Shares have been purchased and are transferred to such Participant.

7.	ACCOUNTING
The Administrator shall maintain an account for each Participant in such a way that the interests of each Participant in the Plan in respect of Participant Contributions and Company Contributions may be ascertained. Such individual accounts shall be posted periodically. The Account will reflect Shares purchased by Participant Contributions and Company Contributions which have been allocated to such Account.

8.	RELEASE OF SHARES
8.1 A Participant may, subject to this Section and Section 13.5, elect to receive certificates or other evidence representing Shares in the Participant’s Account (a “Release”). Such Release shall require prior written notice to the Administrator of at least fourteen (14) days. Except as set out in Section 9 or unless otherwise determined by the Company, a Participant may not make such election more than once in any four-month period.
8.2 Subject to Section 8.1, a Participant who has notified the Administrator that the Participant wishes to withdraw the whole or a part of the Shares in the Participant’s Account shall be entitled to receive such Shares (provided the Release is in respect of at least ten (10) Shares or, if less, all of the Shares held in the Participant’s Account), computed to the date the notice is received by the Administrator. A share certificate or other evidence representing the appropriate number of Shares, registered in the name of such Participant or to an account for which the Participant is the beneficial holder, will be provided to the Participant. If such Participant is withdrawing the entire Account and is entitled to a fraction of a Share upon such Release, an amount equal to the value of such fraction shall be paid to the Participant in cash. At the Participant’s option, the Administrator:
(a) may sell Shares in the Participant’s Account, in which case a Release will be comprised of the proceeds of such sale less all applicable taxes; or
(b) may transfer Shares to a brokerage account in the Participant’s name.
8.3 The Company shall arrange to provide statements to Participants describing the particulars of each Release.

9.	DISTRIBUTION ON TERMINATION OF EMPLOYMENT
9.1 Upon the termination of employment of any Participant with the Company for any reason, all Participant Contributions and Company Contributions on behalf of the Participant shall cease and the Company may, in its sole discretion, provide for all of the Shares credited to the Participant’s Account to be Released.

9.2 Unless the Participant makes an election in accordance with Section 8.2 or Section 9.1, within 60 days of the date of termination a certificate or other evidence representing such Shares, registered in the name of such Participant, or in such name as the Participant may direct, shall be mailed to the Participant. If the Participant shall be entitled to a fraction of a Share upon such termination, an amount equal to the value of such fraction shall be paid to such Participant in cash.

10.	SALE OF COMPANY
If the Participant’s employer ceases to be a subsidiary of KAI, such Participant shall be entitled to retain any Common Shares held in his or her Account. However, such Participant shall no longer be entitled to make Participant Contributions or receive Company Contributions pursuant to Section 4 or Section 5.

11.	THE ADMINISTRATOR
The Company shall appoint a person, firm or company to serve as the Administrator under the Plan. The Company and the Administrator shall enter into an agreement (the “Administration Agreement”), which shall provide for the application of amounts received to purchase Shares. The Administration Agreement shall provide that the Administrator holds such Shares as agent for the Participants in accordance with the Plan. The Administration Agreement shall contain such other terms and provisions, not inconsistent with the Plan, as the Company shall approve. The Company shall have the right, at any time and from time to time, to remove from office the Administrator under the Plan and to appoint another Administrator in its stead in accordance with the terms of the Administration Agreement.

12.	ADMINISTRATION
The Plan shall be administered by the Administrator and the Company in accordance with its provisions. All costs and expenses of administering the Plan, except as otherwise set out in the Plan, will be paid by the Company. Commissions, if any, on the purchase of Shares shall be paid by the Company. All brokerage fees and other expenses related to the sale of a Participant’s Shares shall be charged to such Participant. The Administrator and the Company may, from time to time, establish administrative rules and regulations relating to the operation of the Plan as they may deem necessary to further the purpose of the Plan and amend or repeal such rules and regulations. The Company, in its discretion, may appoint a committee for the purpose of interpreting, administering, and implementing the Plan. The Company may also delegate to any director, officer or employee of the Company any of its administrative duties and powers as it may see fit.

13.	GENERAL PROVISIONS
13.1 The Administrator shall distribute to each Participant a statement of the Participant’s account balances in the Participant’s Account quarterly or on such other periodic basis as the Administrator determines to be appropriate.
13.2 The interest of any Participant in the Plan shall not be assignable, either by voluntary assignment or by operation of law, except upon death or upon mental incompetency, or as otherwise specifically permitted herein. To the extent permitted by the Administrator, a Participant may file a written designation of a beneficiary who shall receive, in the event of the Participant’s death, (i) the Shares, if any, purchased by the Participant and held in an account for such Participant’s benefit and/or (ii) any cash credited to such participant’s Account. Such beneficiary designation may be changed by the Participant at any time by written notice given to the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, or to the extent the Administrator does not permit Participants to designate beneficiaries under the Plan, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant or otherwise in accordance with the applicable laws of descent and distribution.
13.3 Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any Employee’s employment with the Company. No Employee, Participant or other person shall have any claim or right to participate under the Plan. Participation in this Plan shall not affect the right of the Company to terminate the employment of a Participant. Neither any period of notice, if any, nor any payment in lieu thereof, or combination thereof, upon termination of employment shall be considered as extending the period of employment for the purposes of the Plan.

13.4 The Plan and the implementation thereof is subject to such governmental and stock exchange approvals or consents that now or in the future are applicable. As a condition of participating in the Plan, each Participant agrees to comply with all laws, rules and regulations which may apply in connection with the Plan and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.
13.5 The Company may adopt and apply rules that, in its opinion, will ensure that the Company will be able to comply with applicable provisions of any federal, provincial, state or local law relating to withholding of tax, including on the amount, if any, includable in income of a Participant. The Company shall have the right in its discretion to satisfy withholding tax liability by retaining or purchasing Shares acquired by a Participant under the Plan.

14.	VOTING OF SHARES IN THE PLAN
14.1 The Administrator shall furnish each Participant with a copy of a notice of each meeting of shareholders of KFSI and other material sent to holders of Shares.
14.2 A Participant may provide instruction as to the voting of Shares at any meeting at which the holders of Shares are entitled to vote in respect of the number of whole Shares standing to the Participant’s credit in the Participant’s Account. Such instruction must be given on a proxy form provided by the Administrator.

15.	EQUITY RESTRUCTURINGS
Subject to any required action by the shareholders of KFSI, in connection with the occurrence of an Equity Restructuring, the Shares available under the Plan, the number and type of securities that may be purchased under the Plan and the purchase price thereof shall be equitably adjusted. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. “Equity Restructuring” means a non-reciprocal transaction (i.e. a transaction in which KFSI does not receive consideration or other resources in respect of the transaction approximately equal to and in exchange for the consideration or resources KFSI is relinquishing in such transaction) between KFSI and its shareholders, such as a share split, spin-off, rights offering, nonrecurring share dividend or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of KFSI) or the Share price (or other securities) and causes a change in the per Share value.

16.	TERM OF PLAN; AMENDMENT OR TERMINATION OF THE PLAN
16.1 The Plan, as amended and restated as set forth herein, shall become effective as of May 29, 2014, subject to approval by the shareholders of KFSI. It shall continue in effect until terminated pursuant to Section 16.3.
16.2 Notwithstanding the above, the Plan is expressly made subject to the approval of the shareholders of KFSI at the 2014 annual meeting of shareholders of KFSI. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the listing rules of the New York Stock Exchange. If the Plan is not so approved by the shareholders, this Plan, as amended and restated, shall not come into effect, and the Plan as previously in effect shall continue in accordance with its terms.
16.3 The Company reserves the right at any time to terminate the Plan. The Company may amend or suspend, in whole or in part, the Plan, including such amendments to the Plan as may be necessary or desirable, in the opinion of the Company, to comply with the rules or regulations of any governmental authority or stock exchange that apply to the Plan, provided, however, that:
(a) any approvals required under any applicable law or the applicable rules of any stock exchange on which Shares are listed are obtained; and
(b) no such amendment or suspension, unless required by law, shall be made at any time which has the effect of adversely affecting the existing rights of a Participant in respect of Contributions which have been made, or Shares which have been acquired under the Plan, prior to the date of such amendment or suspension.

ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE
PROXY SOLICITATION AGENT:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

www.kingsdaleshareholder.com

North American Toll Free Phone:

1-866-851-4179

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

Security Class

Holder Account Number

Form of Proxy - Annual and Special Meeting to be held on May 29, 2014

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.
8. To be valid, this proxy must be received by 1:00 pm (Eastern Time) on Tuesday, May 27, 2014, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 1:00 pm, Eastern Time, on May 27, 2014.
To Vote Using the Telephone:
Call the number listed BELOW from a touch tone telephone.
1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet:
Go to the following web site:
www.investorvote.com
Smartphone?
Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.
To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the "Corporation")
hereby appoint: Terence M. Kavanagh, Chairman of the Board, or failing him,
Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation,

OR

Print the name of the person you are appointing if this person is someone other than the
Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held at the offices of Norton Rose Fulbright Canada
LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario on Thursday, May 29, 2014 at 1:00 p.m. (Eastern time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Gregory P. Hannon			02. Terence M. Kavanagh			03. Gary R. Schaevitz

04. Joseph Stilwell			05. Larry G. Swets, Jr.

2. Approval of the Appointment of Auditors

The appointment of BDO USA LLP as auditors of the Corporation for the ensuing year and authorizing the directors to set their remuneration.

For	Withhold

3. Approval of the 2014 Employee Share Purchase Plan

Approval of the 2014 Employee Share Purchase Plan by the Board, as more fully described in the accompanying Management Information Circular.

For	Against	Abstain

4. Advisory Vote on Executive Compensation

Approval, on a non-binding and advisory basis, of the compensation of the named executive officers of the Corporation (say-on-pay).

For	Against	Abstain

Authorized Signature(s) - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature (s)	Date
DD/MM/YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.